UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2018

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38045	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

205 East 42nd Street – 17th Floor

New York, New York 10017

(Address of principal executive offices, including ZIP code)

(973) 242-0005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure set forth below in Item 5.02 relating to Andrew Perlman’s resignation from the Board of Directors of Neurotrope, Inc. (the “Company”) is incorporated herein by reference.

On June 20, 2018, the Company notified The Nasdaq Stock Market (“Nasdaq”) that, due to Mr. Perlman’s resignation from the Board, the Company would temporarily not satisfy the requirements of Nasdaq Listing Rule 5605(c)(2)(A), which requires the audit committee of a company with Nasdaq-listed securities to have a minimum of three members. In the Company's notice to Nasdaq, the Company also informed Nasdaq that it intends to rely upon the cure period provided by Nasdaq Listing Rule 5605(c)(4)(B), which provides a cure period to regain compliance with Listing Rule 5605(c)(2)(A). The Company expects to regain compliance with Listing Rule 5605(c)(2)(A) by appointing a new independent director to the Audit Committee within the time period allowed under Listing Rule 5605(c)(4)(B).

On June 21, 2018, the Company received correspondence from Nasdaq noting that the Company was no longer in compliance with Nasdaq's audit committee composition requirements as set forth in Nasdaq Listing Rule 5605 (the “Notice”). The Notice also stated, among other things, that, pursuant to Nasdaq Listing Rule 5605(c)(4), the Company is entitled to a cure period in order to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A), which cure period will expire upon (i) the earlier of either the date of the Company's next annual shareholders' meeting or June 19, 2019, or (ii) if the next annual shareholders' meeting is held before December 17, 2018, no later than December 17, 2018.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On June 19, 2018, Andrew Perlman resigned as a member of the Board of Directors of the Company. Mr. Perlman’s resignation was not a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Dated: June 22, 2018	By:	/s/ Robert Weinstein
Name: Robert Weinstein
Title: Chief Financial Officer, Executive Vice President, Secretary and Treasurer